Exhibit 10.3

FIFTH AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT
This Fifth Amendment to Letter of Credit Facility Agreement (this “Amendment”), is entered into as of October 7, 2015, by and among SunPower Corporation, a Delaware corporation (the “Company”), SunPower Corporation, Systems, a Delaware corporation (the “Subsidiary Applicant” and, together with the Company, the “Credit Parties” and individually, each a “Credit Party”), Total S.A., a société anonyme organized under the laws of the Republic of France (the “Parent Guarantor”), Deutsche Bank AG New York Branch, as issuing bank and as administrative agent for the Banks (as defined below) (in such capacity, the “Administrative Agent”), and the Required Banks (as defined below).
BACKGROUND
A.    The Credit Parties and the Parent Guarantor entered into that certain Letter of Credit Facility Agreement, dated as of August 9, 2011 (as amended by the First Amendment dated as of December 20, 2011, the Second Amendment dated as of December 19, 2012, the Third Amendment dated as of December 23, 2013, and the Fourth Amendment dated as of December 23, 2014, as may be further amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”), with the Administrative Agent and the several financial institutions from time to time a party thereto (the “Banks”). Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Credit Agreement.
B.     The Credit Parties have requested that the Administrative Agent, the Required Banks and the Parent Guarantor amend the Credit Agreement to limit DB's obligation to issue LOCs under the Facility to LOCs in an aggregate amount outstanding at any time not to exceed $250,000,000 to be effective as of the Fifth Amendment Effective Date.
C.    Although the Administrative Agent, the Parent Guarantor and those certain Banks defined as “Required Banks” under the Credit Agreement (the “Required Banks”) are under no obligation to do so, the Administrative Agent, the Parent Guarantor and the Required Banks are willing to amend the Credit Agreement in accordance with the terms, and subject to the conditions, set forth herein.
AGREEMENT
The parties to this Amendment, intending to be legally bound, hereby agree as follows pursuant to Section 8.01 of the Credit Agreement:
1.Incorporation of Recitals. Each of the above recitals is incorporated herein as true and correct and is relied upon by the Administrative Agent and each Required Bank in agreeing to the terms of this Amendment.

2.Amendment to Credit Agreement. The reference to “$778,000,000” set forth in clause (z) of Section 2.01(a)(v) of the Credit Agreement is hereby replaced with a reference to “$250,000,000.”

3.Confirmation of Guaranty. The Parent Guarantor ratifies and reaffirms its obligations under the Parent Guaranty and each and every term, condition, and provision of the Parent Guaranty. The Parent Guarantor further represents and warrants that it has no defenses or claims against the Administrative Agent or any Bank that would or might affect the enforceability of the Parent Guaranty and that the Parent Guaranty remains in full force and effect.

4.Ratification and Confirmation of Loan Documents. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, and shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and all other instruments, documents and agreements entered into in connection with the Credit Agreement and each other Loan Document shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed by each Credit Party in all respects.

5.Representations and Warranties. The Parent Guarantor and each Credit Party hereby represents and warrants that:
a.the representations and warranties contained in each Loan Document to which the Parent Guarantor or such Credit Party is a party are true and correct in all material respects (except to the extent already qualified by materiality which such representations and warranties shall be true and correct in all respects) on and as of the date hereof;

b.no Block Notice is in effect;

c.on and as of the date hereof, no Change in Law has occurred, no order, judgment or decree of any Governmental Authority has been issued, and no litigation is pending or threatened, which enjoins, prohibits, or restrains (or with respect to any litigation seeks to enjoin, prohibit, or restrain), the reimbursement of LOC Disbursements, the issuance of any LOC or any participation therein, the consummation of any of the other transactions contemplated hereby, or the use of proceeds of the Facility; and

d.no Event of Default, or event or condition that would constitute an Event of Default described in Section 6.01(a), Section 6.01(f), or Section 6.01(g) of the Credit Agreement but for the requirement that notice be given or time elapse or both, has occurred and is continuing or would result immediately after giving effect to this Amendment and the transactions contemplated hereby.

6.Fifth Amendment Effective Date. The amendment set forth in Section 2 of this Amendment shall become effective on the date hereof (the “Fifth Amendment Effective Date”) if each of the following conditions shall have been satisfied on or before such date:

a.
The Administrative Agent shall have received from the Parent Guarantor, each Credit Party, the Administrative Agent, and the Required Banks either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

b.
The Administrative Agent shall have received documents and certificates relating to the organization, existence, and good standing of each Credit Party, and the authorization of the transactions contemplated hereby, all in form reasonably satisfactory to the Administrative Agent, including (i) certified copies of the resolutions (or comparable evidence of authority) of each Credit Party approving the transactions contemplated by this Amendment and (ii) a certification as to the names and true signatures of the officers of each Credit Party that are authorized to sign this Amendment.

7.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail (in a pdf or similar file) shall be as effective as delivery of an original executed counterpart of this Amendment.

8.Effect on Loan Documents. From and after the Fifth Amendment Effective Date, all references in any Loan Document to the Credit Agreement or any other Loan Document shall be deemed to be references to the Credit Agreement or such other Loan Document as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

9.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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IN WITNESS WHEREOF, the Company, the Subsidiary Applicant, the Parent Guarantor, the Administrative Agent and the Required Banks have caused this Fifth Amendment to be executed as of the date first written above.

The “Company”
SUNPOWER CORPORATION

By:	/s/ Charles D. Boynton
Name:	Charles D. Boynton
Title:	Executive Vice President and Chief Financial Officer

The “Subsidiary Applicant”
SUNPOWER CORPORATION, SYSTEMS

By:	/s/ Charles D. Boynton
Name:	Charles D. Boynton
Title:	Chief Financial Officer

The “Parent Guarantor”
TOTAL, S.A.

By:	/s/ Patrick de La Chevardiér
Name:	Patrick de La Chevardiér
Title:	Chief Financial Officer

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]

The “Administrative Agent”, an “Issuing Bank”,
and a “Bank”

DEUTSCHE BANK AG NEW YORK
BRANCH, individually, as Administrative
Agent, and as an Issuing Bank

By:	/s/ Eric So
Name:	Eric So
Title:	Vice President

By:	/s/ Christopher J. Shaw
Name:	Christopher J. Shaw
Title:	Vice President

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]

BANCO SANTANDER, S.A., NEW YORK
BRANCH, as a Bank

By:	/s/ Rita Walz-Cuccioli
Name:	Rita Walz-Cuccioli
Title:	Executive Director Banco Santander, S.A., New York Branch

By:	/s/ Terence Corcoran
Name:	Terence Corcoran
Title:	Senior Vice President Banco Santander, S.A., New York Branch

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, individually and as an
Issuing Bank

By:	/s/ Frederic Bambuck
Name:	Frederic Bambuck
Title:	Director

By:	/s/ Ghislain Descamps
Name:	Ghislain Descamps
Title:	Managing Director Credit Agricole CIB

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]

HSBC BANK USA, NATIONAL
ASSOCIATION, individually and as an Issuing
Bank

By:	/s/ Thomas Lo
Name:	Thomas Lo
Title:	Director

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]

LLOYDS BANK PLC, as a Bank

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President - P003

By:	/s/ Dennis McClellan
Name:	Dennis McClellan
Title:	Assistant Vice President - M040

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]

THE BANK OF TOKYO - MITSUBISHI UFJ,
LTD., PARIS BRANCH, individually and as an
Issuing Bank

By:	/s/ Ko Takigawa
Name:	Ko TAKIGAWA
Title:	General Manager

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]

UNICREDIT BANK AG, as a Bank

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Fifth Amendment to Letter of Credit Facility Agreement]